EXHIBIT 1.1

                                4,375,000 SHARES




                           DELTA FINANCIAL CORPORATION



                                  COMMON STOCK





                             UNDERWRITING AGREEMENT

                               DATED JULY 20, 2004



                               JMP SECURITIES LLC
                         SUNTRUST CAPITAL MARKETS, INC.
                           ROTH CAPITAL PARTNERS, LLC





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                             UNDERWRITING AGREEMENT




                                                                   July 20, 2004


JMP Securities LLC
SunTrust Capital Markets, Inc.
Roth Capital Partners, LLC
    As Representatives of the several Underwriters
c/o JMP Securities LLC
One Embarcadero Center, Suite 2100
San Francisco, California  94111

Ladies and Gentlemen:

INTRODUCTORY. Delta Financial Corporation, a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several underwriters named in SCHEDULE A (the "List of the Underwriters") attached hereto (collectively, the "UNDERWRITERS") an aggregate of 3,137,597 shares of its common stock, par value $0.01 per share (the "COMMON Stock"); and the stockholders of the Company named in SCHEDULE B (the "List of the Selling Stockholders") attached hereto (collectively, the "SELLING STOCKHOLDERS") severally propose to sell to the Underwriters an aggregate of 1,237,403 shares of Common Stock in accordance with the terms and conditions of this Underwriting Agreement (this "AGREEMENT"). The 3,137,597 shares of Common Stock to be sold by the Company and the 1,237,403 shares of Common Stock to be sold by the Selling Stockholders are collectively called the "FIRM OFFERED SHARES." In addition, two of the Selling Stockholders have severally granted to the Underwriters an option to purchase up to an additional 656,250 shares of Common Stock, each Selling Stockholder selling up to the amount set forth opposite such Selling Stockholder's name in SCHEDULE B attached hereto, all as provided in Section 2 (the "Purchase, Sale, and Delivery of the Offered Shares"). The additional 656,250 shares to be sold by the Selling Stockholders pursuant to such option are collectively called the "OPTIONAL OFFERED SHARES." The Firm Offered Shares and, if and to the extent such option is exercised, the Optional Common Shares are collectively called the "OFFERED SHARES." JMP Securities LLC ("JMP"), SunTrust Capital Markets, Inc. and Roth Capital Partners, LLC have agreed to act as representatives of the several Underwriters (in such capacity, the "REPRESENTATIVES") in connection with the offering and sale of the Offered Shares.

         The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-2 (File No. 333-114896), which contains a form of prospectus to be used in connection with the public offering and sale of the Offered Shares. Such registration statement, as amended, including the financial statements, exhibits, and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "SECURITIES ACT"), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "EXCHANGE ACT") is called the "REGISTRATION STATEMENT." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "RULE 462(b) REGISTRATION STATEMENT," and from and after the date and time of filing of the Rule 462(b) Registration Statement, the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriters to

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confirm sales of the Offered Shares, is called the "PROSPECTUS"; PROVIDED,
HOWEVER, if the Company has, with the consent of JMP, elected to rely upon Rule 434 under the Securities Act, the term "PROSPECTUS" shall include the Company's prospectus subject to completion dated July 7, 2004 (the "PRELIMINARY PROSPECTUS"), together with the applicable term sheet (the "TERM SHEET") prepared and filed by the Company with the Commission under Rules 434 and 424(b) under the Securities Act and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). All references in this Agreement to financial statements and schedules and other information which is "contained," "included," or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

         The Company and each of the Selling Stockholders hereby confirm their respective agreements with the Underwriters as follows:

SECTION 1.        REPRESENTATIONS AND WARRANTIES.

        A. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents, warrants, and covenants to each Underwriter as follows:

                  (a) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission.

                  Each preliminary prospectus and the Prospectus, when filed, complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each preliminary prospectus, as of its date and at all subsequent times, and the Prospectus, as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, the preliminary prospectus, the Prospectus,

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        or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

                  (b) OFFERING MATERIALS FURNISHED TO THE UNDERWRITERS. The Company has delivered to each of the Representatives three (3) complete manually signed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, conformed copies of the Registration Statement (without exhibits), preliminary prospectuses, and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have requested for each of the Underwriters.

                  (c) DISTRIBUTION OF OFFERING MATERIAL BY THE COMPANY. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as hereinafter defined) or the completion of the Underwriters' distribution of the Offered Shares, any offering material in connection with the offering and sale of the Offered Shares other than a preliminary prospectus, the Prospectus, or the Registration Statement.

                  (d) THE UNDERWRITING AGREEMENT. This Agreement has been duly authorized, executed, and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as (i) rights to indemnification hereunder may be limited by applicable law, and (ii) the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                  (e) AUTHORIZATION OF THE OFFERED SHARES TO BE SOLD BY THE COMPANY. The Offered Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid, and non-assessable.

                  (f) AUTHORIZATION OF THE OFFERED SHARES TO BE SOLD BY THE SELLING STOCKHOLDERS. The Offered Shares to be purchased by the Underwriters from the Selling Stockholders (other than the Offered Shares to be purchased by the Underwriters from Messrs. Richard Blass and Randall F. Michaels), when issued, were validly issued, fully paid, and non-assessable. The Offered Shares to be purchased by the Underwriters from Messrs. Richard Blass and Randall F. Michaels, when issued, will be validly issued, fully paid, and non-assessable.

                  (g) NO APPLICABLE REGISTRATION OR OTHER SIMILAR RIGHTS. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, other than the Selling Stockholders with respect to the Offered Shares included in the Registration Statement, except for such rights as have been duly waived or satisfied through the delivery of proper notice, with a copy to the Underwriters.

                  (h) NO MATERIAL ADVERSE CHANGE. Subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a "MATERIAL ADVERSE CHANGE"); (ii) the

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        Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct, or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid, or made by the Company or, except for dividends paid to the Company or its other subsidiaries, any of its subsidiaries on any class of capital stock, or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

                  (i) INDEPENDENT ACCOUNTANTS. KPMG LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act and the Exchange Act.

                  (j) PREPARATION OF THE FINANCIAL STATEMENTS. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Prospectus Summary--Summary Consolidated Financial Data," "Selected Financial Data," and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement.

                  (k) INCORPORATION AND GOOD STANDING OF THE COMPANY AND ITS SUBSIDIARIES. Each of the Company and its subsidiaries has been duly incorporated or formed and is validly existing as a corporation, limited liability company, or trust, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation and has corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each subsidiary is duly qualified as a foreign corporation, limited liability company, or trust, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, or claim.

                  (l) SUBSIDIARIES OF THE COMPANY. The Company does not own or control, directly or indirectly, any corporation, limited liability company, trust, association, or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and the subsidiaries listed on SCHEDULE C (the "List of the Additional Subsidiaries") attached hereto.

                  (m) NO PROHIBITION ON SUBSIDIARIES FROM PAYING DIVIDENDS OR MAKING OTHER DISTRIBUTIONS. No subsidiary of the Company is currently prohibited, directly or indirectly, from

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        paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

                  (n) CAPITALIZATION AND OTHER CAPITAL STOCK MATTERS. The authorized, issued, and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options or warrants described in the Prospectus). The Common Stock (including the Offered Shares) conforms in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of Common Stock (including the shares of Common Stock owned by Selling Stockholders) have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal, or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal, or other rights to purchase, or equity or debt securities convertible into, exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus, and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options, and rights.

                  (o) LOCK-UP AGREEMENTS. Each director and executive officer of the Company and each Selling Stockholder has agreed to sign an agreement (the "LOCK-UP AGREEMENT") substantially in the form attached hereto as EXHIBIT B (the "Form of Lock-up Agreement"). The Company has provided to counsel for the Underwriters true, accurate, and complete copies of all of the Lock-up Agreements presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its executive officers, directors, or other stockholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of JMP.

                  (p) STOCK EXCHANGE LISTING. The Common Stock (including the Offered Shares) is registered pursuant to Section 12(b) of the Exchange Act, and is listed on the American Stock Exchange (the "AMEX"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the AMEX nor has the Company received any notification that the Commission or the AMEX is contemplating terminating such registration or listing.

                  (q) NON-CONTRAVENTION OF EXISTING INSTRUMENTS; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED. Neither the Company nor any of its subsidiaries is in violation of its charter, by-laws or other organizational documents or is in default (or, with the giving of notice or lapse of time, would be in default) ("DEFAULT") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, including, without limitation, any agreements pertaining to, relating to or arising in connection with, any of the securitization transactions of the Company or any of its subsidiaries (each, an "EXISTING INSTRUMENT"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company and its subsidiaries are in compliance with all statutes,

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        laws, rules, regulations, judgments, orders and decrees of all courts, regulatory bodies, administrative agencies, governmental bodies, arbitrators or other authorities having jurisdiction over the Company or such subsidiaries or any of their respective properties, as applicable, including, without limitation, the provisions of the Sarbanes-Oxley Act of 2002, as amended ("SARBANES-OXLEY ACT") and the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") and the AMEX, except where such non-compliance would not, individually or in the aggregate, result in a Material Adverse Change. The Company's execution, delivery, and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges, or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change, and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery, and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.

                  (r) NO MATERIAL ACTIONS OR PROCEEDINGS. Except as otherwise disclosed in the Prospectus, there is no legal or governmental action, suit or proceeding pending or, to the knowledge of the Company, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, which in the case of clauses (i), (ii) or (iii) could reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated hereby.

                  (s) LABOR MATTERS. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its third-party contractors, that might be expected to result in a Material Adverse Change.

                  (t) INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, patents, know-how, collaborative research agreements, inventions, servicemarks, copyrights, licenses, approvals, trade secrets, and other similar rights (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their businesses as now conducted, as proposed to be conducted, as described in the Registration Statement, the Prospectus, and any respective amendments or supplements thereto. The expiration of any of such Intellectual Property Rights would not be reasonably expected to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any Intellectual Property Rights, other than with respect to any infringement that would not reasonably be expected to result in a Material Adverse Change. There is no claim being made against the Company or any of its subsidiaries regarding any kind

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        of Intellectual Property Right. The Company and its subsidiaries do not, in the conduct of their business as now or proposed to be conducted as described in the Prospectus, infringe or conflict with any right or patent of any third party, or any discovery, invention, product, or process which is the subject of a patent application filed by any third party, known to the Company or any of its subsidiaries, which such infringement or conflict is reasonably likely to result in a Material Adverse Change.

                  (u) ALL NECESSARY PERMITS, ETC. The Company and each subsidiary possess such valid and current certificates, authorizations, or permits issued by the appropriate state, federal, or foreign regulatory agencies or bodies necessary to conduct their respective businesses except to the extent that the failure to possess such certificates, authorizations or permits would not result in a Material Adverse Change, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit, except to the extent that such revocation, modification or non-compliance, individually or in the aggregate, would not result in a Material Adverse Change.

                  (v) TITLE TO PROPERTIES. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in
        Section 1(A)(j) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims, and other defects except as described in the Registration Statement. The real property, improvements, equipment, and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment, or personal property by the Company or such subsidiary.

                  (w) TAX LAW COMPLIANCE. The Company and its subsidiaries have filed all necessary federal, state, and foreign income and franchise tax returns or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine, or penalty levied against any of them, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings and for which adequate reserves have been provided. The Company has made adequate charges, accruals, and reserves in the applicable financial statements referred to in Section 1(A)(j) above in respect of all federal, state, and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company.

                  (x) NO TRANSFER TAXES OR OTHER FEES. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company and the Selling Stockholders of the Offered Shares.

                  (y) COMPANY NOT AN "INVESTMENT COMPANY". The Company is not, and after receipt of payment for the Offered Shares will not be, an "investment company," or an entity "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the "INVESTMENT COMPANY ACT").

                  (z) INSURANCE. Each of the Company and its subsidiaries are insured by recognized, financially sound, and reputable institutions with policies in such amounts and with such

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        deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, earthquakes, general liability, and Directors' and Officers' liability. The Company and each of its subsidiaries reasonably expect they will be able, and will use their reasonable best efforts, (i) to renew its existing insurance coverage as and when such policies expire, or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

                  (aa) NO PRICE STABILIZATION OR MANIPULATION. The Company has not taken and will not take, directly or indirectly, any action which was designed to, or that might be expected to cause or result in, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Offered Shares. The Company has not taken, directly or indirectly, any action that stabilized or manipulated the price of any security of the Company.

                  (bb) RELATED PARTY TRANSACTIONS. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus which have not been described as required.

                  (cc) EXCHANGE ACT AND SARBANES-OXLEY ACT COMPLIANCE. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Sarbanes-Oxley Act and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective, at the First Closing Date, and at the Second Closing Date, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (dd) COMPANY'S ACCOUNTING SYSTEM. The Company and each of its subsidiaries maintain a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (ee) NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state, or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

                  (ff) COMPLIANCE WITH ENVIRONMENTAL LAWS. Except as would not, individually or in the aggregate, result in a Material Adverse Change
        (i) the Company and its subsidiaries are in compliance with all federal, state, local, or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum, and petroleum products (collectively, the "MATERIALS OF ENVIRONMENTAL CONCERN"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Materials of Environment Concern (collectively, the "ENVIRONMENTAL LAWS"), which includes, but is not limited to, compliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or compliance with the terms and conditions thereof, and neither the Company nor any of its subsidiaries has received any written communication, whether from a governmental authority, citizens group, employee, or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action, or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees, or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, the "ENVIRONMENTAL CLAIMS"), pending or threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and
        (iii) there are no past or present actions, activities, circumstances, conditions, events, or incidents, including, without limitation, the release, emission, discharge, presence, or disposal of any Material of Environmental Concern, that would reasonably be expected to result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law. The Company is not currently aware that it will be required to make future material capital expenditures to comply with Environmental Laws.

                  (gg) ERISA COMPLIANCE. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries, or their "ERISA AFFILIATES" (as hereinafter defined) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the "CODE") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries, or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). None of the Company, its subsidiaries, or any of their ERISA Affiliates has incurred or expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975, or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries, or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue

        Service to be so qualified and nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification.

                  (hh) CONDITIONS FOR USE OF FORM S-2. The Company has satisfied the conditions for the use of Form S-2, as set forth in the general instructions thereto, with respect to the Registration Statement.

                  (ii) COMMODITIES EXCHANGE ACT. The Company will not, and will not permit any of its subsidiaries to, invest in futures contracts, options on futures contracts or options on commodities unless such entities are exempt from the registration requirements of the Commodity Exchange Act, as amended, and the rules and regulations promulgated thereunder (the "COMMODITY EXCHANGE ACT") or otherwise comply with the Commodity Exchange Act.

                  (jj) TAXABLE MORTGAGE POOL. Neither the Company, any of its subsidiaries nor any of their assets will be treated as a taxable mortgage pool.

                  (kk) INVESTMENT AND RISK-ADJUSTED CAPITAL GUIDELINES. The Company is, and at all times has been, in compliance with its investment and risk-adjusted capital guidelines to the extent applicable.

                  (ll) OFF-BALANCE SHEET ARRANGEMENTS. There is no transaction, arrangement or other relationship between the Company and/or any of its subsidiaries and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Commission filings and is not so disclosed. There are no such transactions, arrangements or other relationships with the Company or any of its subsidiaries that may create contingencies or liabilities that are not otherwise disclosed by the Company in its Commission filings.

                  (mm) DISCLOSURE CONTROLS AND PROCEDURES. The principal executive and principal financial officers are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and have (i) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the periods in which the Annual Report on Form 10-K for the year ended December 31, 2003 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 that are incorporated by reference in the Prospectus were being prepared, (ii) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the Annual Report on Form 10-K for the year ended December 31, 2003 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 that are incorporated by reference in the Prospectus their conclusions about the effectiveness of the disclosure controls and procedures as of the end of the applicable periods based on such evaluation and (iii) disclosed in the Annual Report on Form 10-K for the year ended December 31, 2003 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 that are incorporated by reference in the Prospectus whether any change in the Company's internal control over financial reporting that occurred during the applicable periods that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

                           Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters in connection with this Agreement and the transactions contemplated hereby shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

        B.        REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS.
Each Selling Stockholder, severally and not on behalf of or with respect to the Company or any other Selling Stockholder, represents, warrants and covenants to each Underwriter as follows:

                  (a) THE UNDERWRITING AGREEMENT. This Agreement has been duly authorized, executed, and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                  (b) THE CUSTODY AGREEMENT AND THE POWER OF ATTORNEY. Each of the (i) Custody Agreement signed by such Selling Stockholder and Mellon Investor Services LLC, as custodian (the "CUSTODIAN"), relating to the deposit of the Offered Shares to be sold by such Selling Stockholder (the "CUSTODY AGREEMENT"), and (ii) Power of Attorney appointing certain individuals named therein as such Selling Stockholder's attorneys-in-fact (each, an "ATTORNEY-IN-FACT") to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus (the "POWER OF ATTORNEY"), of such Selling Stockholder has been duly authorized, executed, and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Each Selling Stockholder agrees that the Offered Shares to be sold by such Selling Stockholder on deposit with the Custodian are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of the Selling Stockholder, by operation of law, death, or incapacity of such Selling Stockholder or by the occurrence of any other event. If such Selling Stockholder should die or become incapacitated, or if any other unexpected event should occur, before the delivery of the Offered Shares to be sold by such Selling Stockholder hereunder, the certificates evidencing the Offered Shares to be sold by such Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity, or other unexpected event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

                  (c) TITLE TO AND DELIVERY OF THE OFFERED SHARES TO BE SOLD. Such Selling Stockholder has, and on the First Closing Date and the Second Closing Date (as hereinafter defined) will have, good and valid title to all of the Offered Shares which may be sold by such Selling Stockholder pursuant to this Agreement on such date. Delivery of the Offered Shares which are sold by such Selling Stockholder pursuant to this Agreement will pass good and valid title to such Offered Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance, or other claim.

                  (d) NO FURTHER CONSENTS, AUTHORIZATION, OR APPROVALS. Except for the exercise by such Selling Stockholder of certain registration rights pursuant to the Registration Rights Agreement dated as of December 21, 2000 (which registration rights have been duly exercised pursuant thereto), no consent, approval, or waiver is required under any instrument or agreement to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale, or purchase by the Underwriters of any of the Offered Shares which may be sold by such Selling Stockholder under this Agreement or the consummation by such Selling Stockholder of any of the other transactions contemplated hereby.

                  (e) NON-CONTRAVENTION; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED. The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement, and the Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a Default under, or require the consent of any other party to, the charter or by-laws, partnership agreement, trust agreement or other organizational documents of such Selling Stockholder or any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree, or regulation applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body, or arbitrator having jurisdiction over such Selling Stockholder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by such Selling Stockholder of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.

                  (f) NO REGISTRATION OR OTHER SIMILAR RIGHTS. Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for (i) shares that are included in the Registration Statement, and (ii) shares covered by registration rights that have been duly waived or satisfied by the delivery of proper notice, with a copy to the Underwriters.

                  (g) NO PREEMPTIVE, CO-SALE, OR OTHER RIGHTS. Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right, right of first refusal, or other similar right to purchase any of the Offered Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement. Such Selling Stockholder does not own any warrants, options, or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options, or other securities from the Company, other than those described in the Prospectus.

                  (h) DISCLOSURE MADE BY THE SELLING STOCKHOLDERS IN THE PROSPECTUS. All information furnished by or on behalf of such Selling Stockholder in writing expressly for use in the (i) Registration Statement is, and on the First Closing Date and the Second Closing Date will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) Prospectus is, and on the First Closing Date and the Second Closing Date will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such Selling Stockholder confirms as accurate the number of shares of Common Stock set forth opposite such Selling Stockholder's name in the Prospectus under the caption "Principal and Selling Stockholders" (both prior to and after giving effect to the sale of the Offered Shares).

                  (i) NO PRICE STABILIZATION OR MANIPULATION. The Selling Stockholder has not taken and will not take, directly or indirectly, any action which was designed to, or that might be expected to cause or result in, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Offered Shares. The Selling Stockholder has not taken, directly or indirectly, any action that stabilized or manipulated the price of any security of the Company.

                  (j) CONFIRMATION OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. Each of the Sidney A. Miller 2001 Family Trust, the Rona V. Miller 2001 Family Trust and Messrs. Richard Blass and Randall F. Michaels represents on its own behalf that it has no reason to believe that the representations and warranties of the Company contained in
        Section 1(A) (the "Representations and Warranties of the Company and the Selling Stockholders") hereof are not true and correct, is familiar with the Registration Statement and the Prospectus and has no knowledge of any material fact, condition, or information not disclosed in the Registration Statement or the Prospectus which has had or may have a Material Adverse Change and is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

                  (k) NO TRANSFER TAXES OR OTHER FEES. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with such Selling Stockholder's execution and delivery of this Agreement or the sale by such Selling Stockholder of the Offered Shares.

                  (l) DISTRIBUTION OF OFFERING MATERIALS BY THE SELLING STOCKHOLDERS. Such Selling Stockholder has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Offered Shares, any offering material in connection with the offering and sale of the Offered Shares other than a preliminary prospectus, the Prospectus, or the Registration Statement.

                  Any certificate signed by or on behalf of any Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters in connection with this Agreement and the transactions contemplated hereby shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

SECTION 2.        PURCHASE, SALE AND DELIVERY OF THE OFFERED SHARES.

                  (a) THE FIRM OFFERED SHARES. Upon the terms herein set forth,
        (i) the Company agrees to issue and sell to the several Underwriters an aggregate of 3,137,597 Firm Offered Shares and (ii) the Selling Stockholders agree to sell to the several Underwriters an aggregate of 1,237,403 Firm Offered Shares, and each Selling Stockholder agrees to sell that number of Firm Offered Shares set forth opposite such Selling Stockholder's name on SCHEDULE B (the "List of the Selling Stockholders") attached hereto. On the basis of the representations, warranties, and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholders the respective number of Firm Offered Shares set forth opposite their names on SCHEDULE A (the "List of Underwriters") attached hereto. The purchase price per Firm Offered Share to be paid by the several Underwriters to the Company and the Selling Stockholders shall be $6.11 per share.

                  (b) THE FIRST CLOSING DATE. Delivery of certificates for the Firm Offered Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of JMP Securities LLC, One Embarcadero Center, Suite 2100, San Francisco, California 94111 (or such other place as may be agreed to by the Company and the Representatives) at 6:00 a.m. San Francisco time, on the fourth full business day after the date of this Agreement, unless the pricing occurs at a time earlier than 4:30 p.m., East Coast time, in which case it shall be on the third full business day after the date of this Agreement, or such other time and date not later than 10:30 a.m. San Francisco time, on August 9, 2004 as the Representatives shall designate by notice to the Company (the time and date of such closing are called the "FIRST CLOSING DATE"); PROVIDED, HOWEVER, that if the Company has not made available to the Representatives copies of the Prospectus within the time provided in
        Section 2(e) ("Payment for the Offered Shares") and Section 3A(d) (the "Copies of Any Amendments and Supplements to the Prospectus") hereof, the Representatives may, in their sole discretion, postpone the First Closing Date until no later that two (2) full business days following delivery of copies of the Prospectus to the Representatives. The Company and the Selling Stockholders hereby acknowledge that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company, the Selling Stockholders or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of
        Section 10 (the "Default of One or More of the Several Underwriters").

                  (c) THE OPTIONAL OFFERED SHARES; THE SECOND CLOSING DATE. In addition, on the basis of the representations, warranties, and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Sidney A. Miller 2001 Family Trust and the Rona V. Miller 2001 Family Trust hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 656,250 Optional Offered Shares from the Sidney A. Miller 2001 Family Trust and the Rona V. Miller 2001 Family Trust at the purchase price per share to be paid by the Underwriters for the Firm Offered Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Offered Shares. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Representatives to the Company and the Selling Stockholders, which notice may be given at any time within thirty (30) days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Offered Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Offered Shares are to be registered, and (iii) the time, date, and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date, and in such case the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Offered Shares and the Optional Offered Shares). Such time and date of delivery of the Optional Offered Shares, if subsequent to the First Closing Date, is called the "SECOND CLOSING DATE" and shall be determined by the Representatives and shall not be earlier than three (3) nor later than five (5) full business days after delivery of such notice of exercise. If any Optional Offered Shares are to be purchased, (a) each Underwriter agrees, severally and not jointly, to purchase the number of Optional Offered Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Offered Shares to be purchased as the number of Firm Offered Shares set forth on SCHEDULE A (the "List of the Underwriters") attached hereto opposite the name of such Underwriter bears to the total number of Firm Offered Shares and (b) each of the Sidney A. Miller 2001 Family Trust and the Rona V. Miller 2001 Family Trust agree, severally and not jointly, to sell the number of Optional Offered Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Offered Shares to be sold as the number of Optional Offered Shares set forth in SCHEDULE B (the "List of the Selling Stockholders") attached hereto opposite the name of such Selling Stockholder bears to the total number of Optional Offered Shares. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Selling Stockholders.

                  (d) PUBLIC OFFERING OF THE OFFERED SHARES. The Representatives hereby advise the Company and the Selling Stockholders that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Offered Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

                  (e) PAYMENT FOR THE OFFERED SHARES. Payment for the Offered Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Company. Payment for the Offered Shares to be sold by the Selling Stockholders shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Custodian.

                  It is understood that the Representatives have been authorized, for their own accounts and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Offered Shares and any Optional Offered Shares that the Underwriters have agreed to purchase. JMP, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Offered Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

                  Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties, and other similar taxes, if any, payable upon the sale or delivery of the Offered Shares to be sold by such Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder's obligations hereunder, and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Stockholder hereunder and to hold such amounts for the account of such Selling Stockholder with the Custodian under the Custody Agreement.

                  (f) DELIVERY OF THE OFFERED SHARES. The Company and the Selling Stockholders shall deliver, or cause to be delivered, a credit representing the Firm Offered Shares to an account or accounts at The Depository Trust Company as designated by the Representatives for the accounts of the Representatives and the several Underwriters at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company and the Selling Stockholders shall also deliver, or cause to be delivered, a credit representing the Optional Offered Shares that the Representatives and the Underwriters have agreed to purchase to an account or accounts at The Depository Trust Company as designated by the Representatives for the accounts of the Representatives and the several Underwriters, at the Second Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Notwithstanding the foregoing, to the extent the Representatives so elect at least three (3) full business days prior to the First Closing Date or the Second Closing Date, as the case may be, the Company and the Selling Stockholders shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters, certificates for the Firm Offered Shares and the Optional Offered Shares the Underwriters have agreed to purchase from them at the First Closing Date or the Second Closing Date, as the case may be. In such case, the certificates for the Offered Shares shall be in definitive form and registered in such names and denominations as the Representatives shall have requested at least two (2) full business days prior to the First Closing Date (or the Second Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the Second Closing Date, as the case may be) at a location in San Francisco as the Representatives may designate.

                  (g) DELIVERY OF PROSPECTUS TO THE UNDERWRITERS. Not later than 12:00 p.m. on the second business day following the date that the Offered Shares are first released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Representatives shall reasonably request.

SECTION 3.        ADDITIONAL COVENANTS.

        A. COVENANTS OF THE COMPANY. The Company further covenants and agrees with each Underwriter as follows:

                  (a) REPRESENTATIVES' REVIEW OF PROPOSED AMENDMENTS AND SUPPLEMENTS. During such period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "PROSPECTUS DELIVERY PERIOD"), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act) or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives reasonably object.

                  (b) SECURITIES ACT COMPLIANCE. After the date of this Agreement and until the end of the Prospectus Delivery Period, the Company shall promptly advise the Representatives in writing of (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus,
        (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend, or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threat or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A, and 434, as applicable, under the Securities Act and will use its best efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

                  (c) AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS AND OTHER SECURITIES ACT MATTERS. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the reasonable opinion of the Representatives or counsel for the Underwriters, it is otherwise necessary to amend or supplement the Prospectus to comply with the law, the Company agrees to promptly prepare (subject to Section 3(A)(a) (the "Representatives' Review of Proposed Amendments and Supplements")), file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) COPIES OF ANY AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS. The Company agrees to furnish the Representatives, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) as the Representatives may request.

                  (e) BLUE SKY COMPLIANCE. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Offered Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws, Canadian provincial securities laws, or the securities laws of those jurisdictions designated by the Representatives, and will make such applications, file such documents, and furnish such information as may be required for that purpose. The Company shall comply with such laws and shall continue such qualifications, registrations, and exemptions in effect so long as required to continue such qualifications for so long a period as the Representatives may request for the distribution of the Offered Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it is not presently subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Shares for offering, sale, or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose. In the event of the issuance of any order suspending such qualification, registration, or exemption, the Company shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

                  (f) NOTICE OF SUBSEQUENT EVENTS AFFECTING THE MARKET PRICE OF THE COMMON STOCK OR OFFERED SHARES. If at any time during the Prospectus Delivery Period, any rumor, publication, or event relating to or affecting the Company shall occur, as a result of which the market price of the Offered Shares or Common Stock has been or is likely to be adversely affected (regardless of whether such rumor, publication, or event necessitates a supplement to or amendment of the Prospectus), the Company will promptly advise the Representatives of such rumor, publication or event.

                  (g) USE OF PROCEEDS. The Company shall apply the net proceeds from the sale of the Offered Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

                  (h) TRANSFER AGENT. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

                  (i) EARNINGS STATEMENT. As soon as reasonably practicable, the Company will make generally available to its securityholders and to the Representatives an earnings statement (which need not be audited) covering a period of at least twelve (12) months beginning after the effective date of the Registration Statement that satisfies the provisions of Section 11(a) of the Securities Act.

                  (j) PERIODIC REPORTING OBLIGATIONS. During the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission and the AMEX all reports and documents required to be filed under the Exchange Act and the Sarbanes-Oxley Act.

                  (k) AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES. During the period of ninety (90) days following the date of the Prospectus (the "LOCK-UP PERIOD"), the Company will not, without the prior written consent of JMP (which consent may be withheld in its sole discretion), (a) consent to the disposition of any shares held by a stockholder or option holder which is a director or executive officer of the Company or is a Selling Stockholder before the expiration of the Lock-up Period, or (b) sell, offer, contract, or grant, directly or indirectly, any option to sell, pledge, transfer, or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, otherwise dispose of, transfer, or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), or otherwise dispose of any Securities (as defined in EXHIBIT B (the "Form of Lock-up Agreement") attached hereto) or any securities that relates to or derives any significant part of its value from the Securities; PROVIDED, HOWEVER, that the Company may issue (i) shares of restricted stock or options to purchase its Common Stock pursuant to any stock option plan, stock bonus, or other stock plan or arrangement approved by the Board of Directors of the Company and described in the Prospectus, or (ii) Common Stock upon the exercise of such options described in clause (i), but only if such shares, options, or shares issued upon exercise of such options, cannot be sold, offered, disposed of or otherwise transferred during the Lock-up Period without the prior written consent of JMP (which consent may be withheld in its sole discretion).

                  (l) COMPLIANCE. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14, or 15 of the Exchange Act and pursuant to the Sarbanes-Oxley Act in the manner and within the time periods required by such Acts. At all times during the Prospectus Delivery Period, the Company and its subsidiaries shall remain in compliance with all statutes, laws, rules, regulations, judgments, orders and decrees of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, including, without limitation, the provisions, rules and regulations of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act, the NASD and the AMEX.

                  (m) INVESTMENT COMPANY ACT. The Company shall at no time during the two (2) years after the date hereof be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act or conduct its business in a manner so that it will become subject to the Investment Company Act unless the Board of Directors of the Company has determined that becoming an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act or conducting the Company's business in a manner so that the Company will become subject to the Investment Company Act is in the best interests of the Company and its stockholders.

                  (n) TAXABLE MORTGAGE POOL. At no time during the taxable years ending December 31, 2004 and 2005 shall the Company or its assets be treated as a taxable mortgage pool.

                  (o) INVESTMENT AND RISK-ADJUSTED CAPITAL GUIDELINES. The Company shall operate in compliance with its investment and risk-adjusted capital guidelines to the extent applicable, except as the Board of Directors of the Company shall approve otherwise from time to time.

        B. COVENANTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder further covenants and agrees with each Underwriter:

                  (a) AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES. Such Selling Stockholder will not, without the prior written consent of JMP (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract, or grant any option to sell, pledge, transfer, or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, otherwise dispose of, transfer, or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), or otherwise dispose of any Securities (as defined in EXHIBIT B (the "Form of Lock-up Agreement") attached hereto) or any securities that relates to or derives any significant part of its value from Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, during the Lock-up Period; PROVIDED, HOWEVER, that with respect to Messrs. Sidney A., Hugh, Marc and Lee Miller, the term "Lock-up Period" shall mean the period of one hundred twenty (120) days following the date of the Prospectus. Furthermore, such Selling Stockholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such Selling Stockholder except in compliance with this restriction.

                  (b) DELIVERY OF FORMS W-8 AND W-9. To deliver to the Representatives or the custodian, as applicable, prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States Person).

                  (c) NOTIFICATION OF UNTRUE STATEMENTS, ETC. If, at any time prior to the date on which the distribution of the Offered Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representatives, such Selling Stockholder has knowledge of the occurrence of any event as a result of which (i) the Registration Statement, as then amended or supplemented, would contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then such Selling Stockholder will promptly notify the Company and the Representatives.

                  JMP, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company or any Selling Stockholder of any one or more of the foregoing covenants.

SECTION 4.        CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS.

        The obligations of the several Underwriters to purchase and pay for the Offered Shares as provided herein on the First Closing Date and, with respect to the Optional Offered Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the

Company and the Selling Stockholders set forth in Section 1(A) (the "Representations and Warranties of the Company") and Section 1(B) (the "Representations and Warranties of the Selling Stockholders") hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Offered Shares, as of the Second Closing Date as though then made, to the timely performance by the Company and the Selling Stockholders of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

                  (a) ACCOUNTANTS' ORIGINAL COMFORT LETTER. On the date hereof, the Representatives shall have received from KPMG LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives (the "ORIGINAL LETTER"). Such Original Letter shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act, (ii) set forth their opinion with respect to their examination of the consolidated balance sheet of the Company as of December 31, 2003 and related consolidated statements of operations, shareholders' equity, and cash flows for the twelve (12) months ended December 31, 2003, (iii) state that KPMG LLP has performed the procedures set out in Statement on Auditing Standards ("SAS") No. 100 for a review of interim financial information and providing the report of KPMG LLP as described in SAS No. 100 on the financial statements for each of the quarters in the first-quarter period ended March 31, 2004 (the "QUARTERLY FINANCIAL STATEMENTS"), (iv) state that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Quarterly Financial Statements in order for them to be in compliance with GAAP consistently applied across the periods presented, and (v) address other matters agreed upon by KPMG LLP and the Underwriters.

                  (b) ACCOUNTANTS' BRING-DOWN COMFORT LETTER. Representatives shall have received on the First Closing Date and on the Second Closing Date, as the case may be, a letter from KPMG LLP addressed to the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and based upon the procedures described in the Original Letter, but carried out to a date not more than three (3) business days prior to the First Closing Date or the Second Closing Date, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the First Closing Date or the Second Closing Date, as the case may be, and
        (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data, or information. The Representatives shall have received an additional conformed copy of such accountants' letter for each of the several Underwriters.

                           If the letter shall disclose any change in the condition (financial or otherwise), earnings, operations, or business of the Company and its subsidiaries, considered as one entity, from that set forth in the Registration Statement or Prospectus, which, in the sole judgment of the Representatives, is material and adverse and that makes it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the public offering of the Offered Shares as contemplated by the Prospectus, then this condition in this Section 4(b) shall be deemed not satisfied, and the Representatives may terminate this Agreement in accordance with the last paragraph of this Section 4.

                  (c) COMPLIANCE WITH REGISTRATION REQUIREMENTS; NO STOP ORDER; NO OBJECTION FROM THE NASD. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Offered Shares, prior to the Second Closing Date:

                           (i) the Company shall have filed the Prospectus with
                  the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Representatives' consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 424(b);

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or are pending, contemplated, or threatened by the Commission;

                           (iii) any request of the Commission for additional
                  information (to be included in the Registration Statement or the Prospectus or any incorporated document or otherwise) shall have been complied with to the reasonable satisfaction of Underwriters' Counsel; and

                           (iv) the NASD shall have raised no objection to the
                  fairness and reasonableness of the underwriting terms and arrangements.

                  (d) NO MATERIAL ADVERSE CHANGE. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Offered Shares, prior to the Second Closing Date, in the judgment of the Representatives, there shall not have occurred any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, earnings, operations or business, whether or not arising from transaction in the ordinary course of business, of the Company and its subsidiaries, considered as one entity, from that set forth in the Registration Statement or Prospectus, which, in the sole judgment of the Representatives, is material and adverse and that makes it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the public offering of the Offered Shares as contemplated by the Prospectus.

                  (e) OPINION OF COUNSEL TO THE COMPANY. On each of the First Closing Date and the Second Closing Date, the Representatives shall have received the favorable opinion of Morrison & Foerster LLP, counsel for the Company, dated as of such Closing Date, the form of which is attached hereto as EXHIBIT A (the "Form of Legal Opinion of Counsel for the Company"). The Representatives shall have received such additional number of conformed copies of such counsel's legal opinion as the Representatives may request for each of the several Underwriters.

                  (f) OPINION OF COUNSEL FOR THE UNDERWRITERS. On each of the First Closing Date and the Second Closing Date, the Representatives shall have received the favorable opinion of O'Melveny & Myers LLP, counsel for the Underwriters, dated as of such Closing Date, in form and substance satisfactory to the Representatives, and the Representatives shall have received such additional number of conformed copies of such counsel's legal opinion as the

        Representatives may request for each of the several Underwriters. The Company shall have furnished to such counsel such documents as such may have requested for the purpose of enabling them to pass upon such matters.

                  (g) OFFICERS' CERTIFICATE. On each of the First Closing Date and the Second Closing Date, the Representatives shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect set forth in subsection (c)(ii) ("Compliance with Registration Requirements; No Stop Order; No Objection from NASD") of this Section 5, and further to the effect that:

                           (i) Subsequent to the respective dates as of which
                  information is given in the Registration Statement and Prospectus, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations, or business of the Company and its subsidiaries, considered as one entity, (b) any transaction that is material to the Company and its subsidiaries, considered as one entity, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiaries, considered as one entity, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness that is material to the Company and its subsidiaries, considered as one entity, (e) any dividend or distribution of any kind declared, paid, or made on the capital stock of the Company or any of its subsidiaries, or
                  (f) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, or business of the Company and its subsidiaries, considered as one entity;

                           (ii) When the Registration Statement became effective
                  and at all times subsequent thereto up to the delivery of such certificate, (a) the Registration Statement and the Prospectus, and any amendments or supplements thereto and the incorporated documents, when such incorporated documents became effective or were filed with the Commission, contained all material information required to be included therein by the Securities Act or the Exchange Act, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act, as the case may be;
                  (b) the Registration Statement and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (c) the Prospectus and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
                  (d) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth;

                           (iii) the representations, warranties, and covenants
                  of the Company in this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

                           (iv) the Company has complied with all the agreements
                  hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

                  (h) SELLING STOCKHOLDERS' CERTIFICATE. On each of the First Closing Date and the Second Closing Date, the Representatives shall have received a written certificate executed by the Attorney-in-Fact, each Selling Stockholder, dated as of such Closing Date, to the effect that:

                           (i) the representations, warranties, and covenants of
                  such Selling Stockholder set forth in Section 1(B) (the "Representations and Warranties of the Selling Stockholders") are true and correct with the same force and effect as though expressly made by such Selling Stockholder on and as of such Closing Date; and

                           (ii) such Selling Stockholder has complied with all
                  the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

                  (i) SELLING STOCKHOLDERS' DOCUMENTS. At least three (3) business days prior to the date hereof or promptly at such later date as such instruments may be executed, but in any event not later than the First Closing Date, the Company and the Selling Stockholders shall have furnished for review by the Representatives copies of the Powers of Attorney and Custody Agreements executed by each of the Selling Stockholders and such further information, certificates, and documents as the Representatives may reasonably request.

                  (j) LOCK-UP AGREEMENT FROM CERTAIN SECURITYHOLDERS OF THE COMPANY. On the date hereof, the Company shall have furnished to the Representatives an agreement in the form of EXHIBIT B (the "Form of Lock-up Agreement") attached hereto from each executive officer and director of the Company and each Selling Stockholder. Such agreement shall be in full force and effect on each of the First Closing Date and the Second Closing Date.

                  (k) ADDITIONAL DOCUMENTS. On or before each of the First Closing Date and the Second Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may require for the purposes of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

         If any condition specified in this Section 4 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company and the Selling Stockholders at any time on or prior to the First Closing Date and, with respect to the Optional Offered Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 5 (the "Payment of Expenses"), Section 6 (the "Reimbursement of Underwriters' Expenses"), Section 8 ("Indemnification"), Section 9 ("Contribution"), and Section 12 (the "Representations and Indemnities to Survive Delivery") shall at all times be effective and shall survive such termination.

SECTION 5.        PAYMENT OF EXPENSES.

        The Company and the Selling Stockholders, jointly and severally, agree to pay in such proportions as they may agree upon among themselves all costs, fees, and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Offered Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer, and other stamp taxes in connection with the issuance and sale of the Offered Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants, and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping, and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents, and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees, and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representatives, preparing and printing a "Blue Sky Survey," an "International Blue Sky Survey," or other memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the fees and expenses of counsel for the Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Offered Shares, (viii) the fees and expenses associated with listing the Offered Shares on the AMEX, (ix) all costs and expenses incident to the travel and accommodation of the Company's employees on the "roadshow," and (x) all other fees, costs, and expenses referred to in Item 14 of Part II of the Registration Statement. Except as provided in this Section 5, Section 6 (the "Reimbursement of Underwriters' Expenses"), Section 8 ("Indemnification"), and Section 9 ("Contribution") hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

        The Selling Stockholders further agree with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of counsel and other advisors for such Selling Stockholders, (ii) fees and expenses of the Custodian, and (iii) expenses and taxes incident to the sale and delivery of the Offered Shares to be sold by such Selling Stockholders to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian under the provisions of Section 2 (the "Purchase, Sale, and Delivery of the Offered Shares")).

        This Section 5 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholders, on the other hand.

SECTION 6.        REIMBURSEMENT OF THE UNDERWRITERS' EXPENSES.

        If this Agreement is terminated by the Representatives pursuant to
Section 4 (the "Conditions of the Obligations of the Underwriters'), Section 7 (the "Effectiveness of this Agreement"), Section 10 (the "Default of One or More of the Several Underwriters") or Section 11 (the "Termination of this Agreement") or Section 17 (the "Failure of One or More of the Selling Stockholders to Sell and Deliver Offered Shares"), or if the sale to the Underwriters of the Offered Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Stockholders to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all reasonable out-of-pocket expenses that shall have been incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered Shares, including, without limitation, fees and disbursements of counsel, printing expenses, travel and accommodation expenses, postage, facsimile, and telephone charges. Notwithstanding anything herein, in the event that the offering as contemplated under this Agreement is terminated, the Company and the Selling Stockholders shall not be required to reimburse any Underwriter in excess of the maximum fair amount allowed by NASD Rule 2710(f)(2)(D) (I.E., out-of-pocket accountable expenses actually incurred by the underwriter).

SECTION 7.        EFFECTIVENESS OF THIS AGREEMENT.

        This Agreement shall not become effective until the later of (i) the execution of this Agreement by the parties hereto, and (ii) notification by the Commission to the Company and the Representatives of the effectiveness of any post-effective amendment to the Registration Statement under the Securities Act.

        Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company or the Selling Stockholders to any Underwriter, except that the Company and the Selling Stockholders shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 5 (the "Payment of Expenses") and
Section 6 (the "Reimbursement of the Underwriters") hereof, (b) of any Underwriter to the Company or the Selling Stockholders, or (c) of any party hereto to any other party except that the provisions of Section 8 ("Indemnification") and Section 9 ("Contribution") shall at all times be effective and shall survive such termination.

SECTION 8.        INDEMNIFICATION.

                  (a) INDEMNIFICATION OF THE UNDERWRITERS. (1) The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any Loss (as hereinafter defined) to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such Loss (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iv) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (v) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or contained in written information furnished by or on behalf of the Company including, without limitation, slides, videos, films or tape recordings, used in connection with the marketing of the Offered Shares, and including, without limitation, statements communicated to securities analysts employed by the Underwriters; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by JMP) as such expenses are incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising, or paying any such Loss; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to any Loss to the extent, but only to the extent, that such loss, claim damage, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any preliminary prospectus, or the Prospectus (or any amendment or supplement thereto); PROVIDED, FURTHER, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any Loss purchased Offered Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 (the "Purchase, Sale, and Delivery of the Offered Shares") and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such Loss. "LOSS" shall be defined as any loss, claim, damage, liability, expense, or action, as incurred, suffered by the specified person (collectively, the "LOSSES"). The indemnity agreement set forth in this Section 8(a)(1) shall be in addition to any liabilities that the Company may otherwise have.

                           (2) Each of the Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any Loss (as hereinafter defined) to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such Loss (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; in the case of subparagraphs (i) and (ii) of this
        Section 8(a)(2) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or any Underwriter by such Selling Stockholder, directly or through such Selling Stockholder's representatives, specifically for use in the preparation thereof; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of such Selling Stockholder contained herein; or (iv) in whole or in part upon any failure of such Selling Stockholder to perform its obligations hereunder or under law; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by JMP) as such expenses are incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising, or paying any such Loss; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to any Loss to the extent, but only to the extent, that such loss, claim damage, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company and the Selling Stockholders by the Representatives expressly for use in the Registration Statement, any preliminary prospectus, or the Prospectus (or any amendment or supplement thereto); PROVIDED, FURTHER, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any Loss purchased Offered Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 (the "Purchase, Sale, and Delivery of the Offered Shares") and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such Loss; PROVIDED, FURTHER, that the Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible. The indemnity agreement set forth in this Section 8(a)(2) shall be in addition to any liabilities that the Selling Stockholders may otherwise have.

                  (b) INDEMNIFICATION OF THE COMPANY, ITS DIRECTORS AND OFFICERS AND SELLING STOCKHOLDERS. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholders and each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Securities Act or the Exchange Act, against any Loss to which the Company, or any such director, officer, Selling Stockholder or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such Loss (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue or alleged untrue statement of a material fact contained in the any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company and the Selling Stockholders by the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer, Selling Stockholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising, or paying any such Loss. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

                  (c) INFORMATION PROVIDED BY THE UNDERWRITERS. Each of the Company and each of the Selling Stockholders, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the table in the first paragraph and the last four paragraphs under the caption "Underwriting" in the Prospectus, and the Underwriters confirm that such statements are correct.

                  (d) NOTIFICATIONS AND OTHER INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability hereunder to the extent it is not materially prejudiced as a proximate result of such failure and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (JMP in the case of Section 8(b) and Section 9 ("Contribution")), representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

                  (e) SETTLEMENTS. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any Loss by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) days after receipt by such indemnifying party of the aforesaid request, and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise, or consent to the entry of judgment in any pending or threatened action, suit, or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise, or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit, or proceeding, and (ii) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of any indemnified party.

SECTION 9.        CONTRIBUTION.

        If the indemnification provided for in Section 8 ("Indemnification") is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any Loss referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any Loss referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements, omissions, or inaccuracies in the representations and warranties herein which resulted in such Loss, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Offered Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus (or, if Rule 434 under the Securities Act is used, the corresponding location on the Term Sheet) bear to the aggregate initial public offering price of the Offered Shares as set forth on such cover. The relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company and the Selling Stockholders, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

        The amount paid or payable by an indemnified party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(d) ("Notifications and Other Indemnification Procedures"), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8(d) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this
Section 9; provided, HOWEVER, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(d) for purposes of indemnification.

        The Company, the Selling Stockholders, and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

        The Underwriters' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in SCHEDULE A (the "List of Underwriters") attached hereto. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Offered Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company, and each director of a Selling Stockholder and each person, if any, who controls a Selling Stockholder within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Selling Stockholder.

        Any Loss for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such Loss is incurred, but in all cases, no later than forty-five (45) days of invoice to the indemnifying party.

SECTION 10.       DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS.

        If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Offered Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed ten percent (10%) of the aggregate number of the Offered Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Offered Shares set forth opposite their respective names on SCHEDULE A (the "List of Underwriters") attached hereto bears to the aggregate number of Firm Offered Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Offered Shares and the aggregate number of Offered Shares with respect to which such default occurs exceeds ten percent (10%) of the aggregate number of Offered Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Shares are not made within forty-eight (48) hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of
Section 5 (the "Payment of Expenses"), Section 6 (the "Reimbursement of Underwriters' Expenses"), Section 8 ("Indemnification"), and Section 9 ("Contribution") shall at all times be effective and shall survive such termination. In any such case, either the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

        As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

SECTION 11.       TERMINATION OF THIS AGREEMENT.

        Prior to the First Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company and the Selling Stockholders if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the AMEX, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial, or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident, terrorist attack, act of war or other calamity of such character as in the sole judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company or the Selling Stockholders to any Underwriter, except that the Company and the Selling Stockholders shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 5 (the "Payment of Expenses") and Section 6 (the "Reimbursement of Underwriters' Expenses") hereof,
(b) any Underwriter to the Company or the Selling Stockholders, or (c) of any party hereto to any other party except that the provisions of Section 8 ("Indemnification") and Section 9 ("Contribution") shall at all times be effective and shall survive such termination.

SECTION 12.       REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY.

        The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Selling Stockholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers, or directors or any controlling person, or the Selling Stockholders, as the case may be, and will survive delivery of and payment for the Offered Shares sold hereunder and any termination of this Agreement.

SECTION 13.       NOTICES.

        All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

        If to the Representatives:

                  JMP Securities LLC
                  One Embarcadero Center, Suite 2100
                  San Francisco, California 94111
                  Facsimile:  (415) 263-1337
                  Attention:  Mr. Joseph A. Jolson
        with a copy to:

                  O'Melveny & Myers LLP
                  275 Battery Street, Suite 2600
                  San Francisco, California  94111-3305
                  Facsimile:  (415) 984-8701
                  Attention:  Peter T. Healy, Esq.

        If to the Company:

                  Delta Financial Corporation
                  1000 Woodbury Road, Suite 200
                  Woodbury, New York  11797
                  Facsimile:  (516) 364-9450
                  Attention:   Marc E. Miller, Esq.

        with a copy to:

                  Morrison & Foerster LLP
                  1290 Avenue of the Americas
                  New York, NY  10104
                  Facsimile:  (212) 468-7900
                  Attention:  James R. Tanenbaum, Esq.

If to a Selling Stockholder, to its address as listed on SCHEDULE B (the "List of the Selling Stockholders") attached hereto, with a copy to:

                  Marc E. Miller, Esq.
                  Senior Vice President & General Counsel
                  Delta Funding Corporation
                  1000 Woodbury Road, Suite 200
                  Woodbury, NY  11797
                  Facsimile:  (516) 364-9450

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 14.       SUCCESSORS.

        This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 (the "Default of One or More of the Several Underwriters"), and to the benefit of the employees, officers and directors and controlling persons referred to in
Section 8 ("Indemnification") and Section 9 ("Contribution"), and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Offered Shares as such from any of the Underwriters merely by reason of such purchase.

SECTION 15.       PARTIAL UNENFORCEABILITY.

        The invalidity or unenforceability of any Section, paragraph, or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any

Section, paragraph, or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16.       GOVERNING LAW PROVISIONS.

                  (a) CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

                  (b) CONSENT TO JURISDICTION. Any legal suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "SPECIFIED COURTS"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "RELATED JUDGMENT"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action, or proceeding. Service of any process, summons, notice, or document by mail to such party's address set forth above shall be effective service of process for any suit, action, or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action, or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action, or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 17. FAILURE OF ONE OR MORE OF THE SELLING STOCKHOLDERS TO SELL AND DELIVER OFFERED SHARES.

        If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Offered Shares to be sold and delivered by such Selling Stockholders at the First Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as set forth in
Section 5 (the "Payment of Expenses"), Section 6 (the "Reimbursement of Underwriters' Expenses"), Section 8 ("Indemnification"), and Section 9 ("Contribution"), the Company or the Selling Stockholders, or (ii) purchase the shares which the Company and other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Offered Shares to be sold and delivered by such Selling Stockholders pursuant to this Agreement at the First Closing Date or the Second Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Stockholders, to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

SECTION 18.       GENERAL PROVISIONS.

        This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings, and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

        Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs, and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

        If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company and the Custodian the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                     Very truly yours,

                     DELTA FINANCIAL CORPORATION


                     By: /s/ Marc E. Miller
                         -------------------------------------------------------
                     Name:    Marc E. Miller
                              --------------------------------------------------
                     Title:   Senior Vice President & GENERAL COUNSEL
                              --------------------------------------------------




                     SELLING STOCKHOLDERS


                     By: /s/ Marc E. Miller
                         -------------------------------------------------------
                         (Attorney-in-fact for the Selling Stockholders named
                         in SCHEDULE B (the "List of the Selling
                         Stockholders") attached hereto)

        The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in San Francisco, California as of the date first above written.

JMP SECURITIES LLC
SUNTRUST CAPITAL MARKETS, INC.
ROTH CAPITAL PARTNERS, LLC

Acting as Representatives of the
several Underwriters named in
the SCHEDULE A (the "List of the
Underwriters") attached hereto.

By:  JMP SECURITIES LLC


By: /s/ Stephen P. Ortiz
    ----------------------------------------------
Name:   Stephen P. Ortiz
Title:  Managing Director

                                   SCHEDULE A

                            LIST OF THE UNDERWRITERS


                                                         Number of Firm
                                                        Common Shares To
                                Underwriters              be Purchased
----------------------------------------------------  --------------------

JMP Securities LLC .................................        2,406,250
SunTrust Capital Markets, Inc. .....................        1,531,250
Roth Capital Partners, LLC .........................          437,500
----------------------------------------------------  --------------------

         Total......................................        4,375,000
                                                      ====================

                                   SCHEDULE B

                        LIST OF THE SELLING STOCKHOLDERS

                                                                       NUMBER OF              MAXIMUM NUMBER OF
                                                                  FIRM OFFERED SHARES         OPTIONAL OFFERED
                       SELLING STOCKHOLDER                             TO BE SOLD             SHARES TO BE SOLD
    -----------------------------------------------------------  -----------------------   ------------------------
    SIDNEY A. MILLER 2001 FAMILY TRUST
    c/o Delta Financial Corporation
    1000 Woodbury Road, Suite 200
    Woodbury, New York  11797
    Attention:  Marc Miller, Esq..............................             521,619                    328,125

    RONA V. MILLER 2001 FAMILY TRUST
    c/o Delta Financial Corporation
    1000 Woodbury Road, Suite 200
    Woodbury, New York  11797
    Attention:  Marc Miller, Esq..............................             521,618                    328,125

    RICHARD BLASS
    c/o Delta Financial Corporation
    1000 Woodbury Road, Suite 200
    Woodbury, New York  11797.................................             100,000                         --

    RANDALL F. MICHAELS
    c/o Delta Financial Corporation
    1000 Woodbury Road, Suite 200
    Woodbury, New York  11797.................................              40,000                         --

    DLJ CBO, LIMITED
    c/o Credit Suisse Asset Management .......................              53,000                         --

    THE THOMPSON/HEILMAN FAMILY TRUST
    (CARY H. THOMPSON & KAREN L. HEILMAN, TRUSTEES)
    c/o Bear Stearns & Co. ...................................               1,060                         --

    BERNARDO MONCADA .........................................                 106                         --
    -----------------------------------------------------------  -----------------------   ------------------------

             Total............................................           1,237,403                    656,250
                                                                 =======================   ========================

                                   SCHEDULE C

                       LIST OF THE ADDITIONAL SUBSIDIARIES



1.       Renaissance NIM Trust 2004-A
2.       Renaissance NIM Trust 2003-B

                                    EXHIBIT A

                 FORM OF LEGAL OPINION OF COUNSEL TO THE COMPANY

Opinion of counsel for the Company to be delivered pursuant to Section 4(e) ("Conditions of the Obligations of the Underwriters") of the Underwriting Agreement. References to the Prospectus in this EXHIBIT A include any supplements thereto at the Closing Date. Capitalized terms herein shall, unless the context indicates otherwise, have the same meanings as in the Agreement. Any reference in one section hereof to another section or a schedule attached to the Agreement shall be deemed to incorporate the matters addressed in such referenced section or schedule.

        1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and lease its properties and conduct its business as described in the Prospectus. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business requires such qualification, except for any such jurisdiction where the failure to be so qualified would not have a material adverse effect on the financial condition of the Company and its subsidiaries, taken as a whole.

        2. Each of the subsidiaries of the Company set forth on SCHEDULE A hereto (the "Specified Subsidiaries")(1) is a corporation duly incorporated, validly existing and in good standing under the laws of the State specified on SCHEDULE A and has full corporate power and authority to own and lease its properties and conduct its business as presently conducted. Each such Specified Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except for any such jurisdiction where the failure to be so qualified would not have a material adverse effect on the financial condition of the Company and its subsidiaries, taken as a whole.

        3. All of the issued and outstanding capital stock of each of the Specified Subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable, and, to our knowledge, is owned by the Company, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien or encumbrance.

        4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company.

        5. The Offered Shares to be sold by the Company have been duly authorized and, upon delivery to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable. The issuance of the Offered Shares to be sold by the Company is not subject to any preemptive rights or rights of first refusal arising under (i) the Company's certificate of incorporation or by-laws, (ii) the Delaware General Corporation Law or (iii) any contract, undertaking, indenture or other agreement of the Company or any of its subsidiaries filed as an exhibit to the Registration Statement (the "Material Agreements"). The Offered Shares to be sold by Messrs. Blass and Michaels have been duly authorized, and when issued and paid for on the First Closing Date in accordance with the terms of the applicable option agreements, will be fully paid and nonassessable. The Offered Shares to be sold by the remaining Selling Stockholders have been duly authorized, and are fully paid and non-assessable.

---------------------------------
(1) SCHEDULE A shall include the following: (i) Delta Funding Corporation; (ii) Fidelity Mortgage Inc.; (iii) DFC Financial Corporation; (iv) DFC Acceptance Corporation; and (v) Renaissance Mortgage Acceptance Corp.


                                  Exhibit A-1

        6. The execution and delivery of the Underwriting Agreement and the performance by the Company of its terms do not violate or result in a violation of any Applicable Law, the Company's certificate of incorporation or bylaws or any judgment, order or decree of any court or arbiter known to us to which the Company or any of its subsidiaries is a party or to which their properties are subject, and, to our knowledge, will not constitute a material breach of the terms, conditions or provisions of or constitute a default under any of the Material Agreements. "Applicable Laws" means those laws and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement and that are not applicable because of the nature of the assets or business of the Company or the Specified Selling Stockholders. Such term does not include the anti-fraud provisions of federal and state securities laws, as to which we express no opinion in such paragraph. With respect to such opinions, we have assumed that no discretionary action under the Underwriting Agreement will be taken by or on behalf of the Company or any Specified Selling Stockholder violate any federal or state statute or regulation applicable to such parties.

        7. We are without knowledge of rights to have securities of the Company registered under the Registration Statement or included in the offering contemplated by the Underwriting Agreement which have not been waived by the holders of such rights or which have not expired by reason of lapse of time following notification of the Company's intention to file the Registration Statement.

        8. The Common Stock conforms in all material respects to the description thereof contained under the heading "Description of Capital Stock" in the Registration Statement. The form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable requirements of the charter and by-laws of the Company and the General Corporation Law of the State of Delaware.

        9. The Registration Statement has become effective under the Act, and we are not aware that any stop order suspending the effectiveness thereof has been issued or any proceedings for that purpose have been instituted or are pending or threatened under the Act.

        10. The Company has satisfied the conditions for the use of Form S-2 with respect to the Registration Statement in connection with the offering contemplated by the Agreement.

        11. The Registration Statement, as of the effective date thereof, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Securities Act (except as to the financial statements, supporting schedules, footnotes and other financial and statistical information included therein, as to which we express no opinion). The reports incorporated by reference in the Registration Statement, as of their respective filing dates, complied as to form in all material respects with the requirements of the Exchange Act (except as to the financial statements, supporting schedules, footnotes and other financial and statistical information included therein, as to which we express no opinion).

        12. We are without knowledge that there is any pending or threatened action, suit or proceeding before or by any court or governmental agency, authority or body or any arbitrator to which the Company or any of its subsidiaries is a party, of a character required to be disclosed in the Registration Statement, which is not adequately disclosed in the Prospectus or the documents incorporated by reference therein. There is no contract or other document known to us of a character required to be described in the Prospectus or the documents incorporated by reference therein or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

        13. No authorization, approval or consent of any court or governmental authority or agency is required in connection with the Company's execution and delivery of the Underwriting Agreement and its

                                  Exhibit A-2
performance of the transactions contemplated by the Underwriting Agreement, except such as have been obtained under the Securities Act and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Offered Shares by the several Underwriters.

        14. The Offered Shares have been approved for listing on the American Stock Exchange.

        15. The statements in the Registration Statement under the heading "Description of Capital Stock" and "Item 15 - Indemnification of Directors and Officers," to the extent that they constitute summaries of the terms of stock, documents, matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects.

        16. The Company is not, and after receipt of payment for the Offered Shares will not be, an "investment company" within the meaning of the Investment Company Act.

        17. The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Stockholders specified on SCHEDULE B hereto (the "Specified Selling Stockholders")(2) and constitutes the legal, valid and binding obligation of each Specified Selling Stockholder.

        18. The execution and delivery by each Specified Selling Stockholder of, and the performance by each Specified Selling Stockholder of its obligations under, the Underwriting Agreement, the Custody Agreement and Power of Attorney of each Specified Selling Stockholder will not violate or result in a violation of (a) the trust formation or organizational documents (if an entity) of each Specified Selling Stockholder, (b) to our knowledge, any agreement or other instrument binding upon each Specified Selling Stockholder or to which its properties are subject, (c) any Applicable Law or (d) any judgment known to us of any court or arbiter, to which each Specified Selling Stockholder is a party or to which its properties are subject. No authorization, approval or consent of any court or governmental authority or agency is required for the execution and delivery by each Specified Selling Stockholder of its obligations under the Underwriting Agreement or the Custody Agreement or Power of Attorney of each Specified Selling Stockholder or the performance of its obligations thereunder, except each as may be required by the state securities or blue sky laws in connection with the purchase and distribution of the Offered Shares by the several Underwriters.

        19. Each Specified Selling Stockholder (a) is (i) the record owner and,
(ii) to our knowledge, the beneficial owner of the Shares to be sold by each Specified Selling Stockholder and (b) has the legal right and power to enter into the Underwriting Agreement and the Custody Agreement and Power of Attorney of each Specified Selling Stockholder and to sell, transfer and deliver the Offered Shares to be sold by each Specified Selling Stockholder.

        20. The Custody Agreement and the Power of Attorney of each Specified Selling Stockholder have been duly authorized, executed and delivered by each Specified Selling Stockholder and constitute the legal, valid and binding obligations of each Specified Selling Stockholder.

        21. Upon payment by the Underwriters for the Offered Shares to be sold by the Specified Selling Stockholders in accordance with the terms of the Underwriting Agreement, delivery of such Offered Shares pursuant to the direction of JMP as contemplated by the Underwriting Agreement to Cede & Co., the registration of such Offered Shares in the name of Cede & Co. and the crediting of such

---------------------------------
(2) SCHEDULE B shall include all of the Selling Stockholders, other than any Selling Stockholder organized under the laws of the Cayman Islands. For such Selling Stockholder, another law firm acceptable to JMP shall provide the opinions on behalf of the Selling Stockholder.


                                  Exhibit A-3

Offered Shares to the Underwriters' accounts with DTC, (A) under Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC"), the respective Underwriters will acquire a security entitlement in respect of such Offered Shares, and (B) no action based on an "adverse claim" (as defined in New York UCC Section 8-102) to such security entitlement may be asserted successfully against the Underwriters if, at such time, the Underwriters do not have notice of such adverse claim within the meaning of New York UCC Section 8-105. For purposes of this paragraph, we have assumed that the relevant "securities intermediary's jurisdiction" for purposes of New York UCC Section 8-110 is the State of New York.

        In addition, we have participated in conferences with your representatives and with representatives of the Company and its accountants concerning the Registration Statement and the Prospectus and any supplements or amendments thereto, including the documents incorporated by reference therein, and have considered the matters required to be stated therein and the statements contained therein, although we have not independently verified the accuracy, completeness or fairness of such statements. Based upon and subject to the foregoing, nothing has come to our attention that leads us to believe that the Registration Statement, or any amendments thereto, at the time the Registration Statement or such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus and any amendment or supplement thereto, at the time it was filed with the Commission under the Act or as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and do not make any comment in this paragraph with respect to the financial statements, supporting schedules, footnotes, and other financial and statistical information contained in the Registration Statement or Prospectus).

        Such opinion shall contain such qualifications and assumptions as shall be reasonably acceptable to counsel for the Underwriters. Such opinion may rely as to factual matters upon the certificates of the Company, the Selling Stockholders and public officials, and the representations of the parties in the transaction documents.


                                  Exhibit A-4

                                    EXHIBIT B

                            FORM OF LOCK-UP AGREEMENT


July _____, 2004

JMP Securities LLC
SunTrust Capital Markets, Inc.
Roth Capital Partners, LLC
       As Representatives of the Several Underwriters
c/o JMP Securities LLC
One Embarcadero Center, Suite 2100
San Francisco, California  94111

Re:    Delta Financial Corporation (the "COMPANY")

Ladies & Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("COMMON STOCK") or securities convertible into, exchangeable, or exercisable for Common Stock ("SECURITIES"). The Company proposes to carry out a public offering of Common Stock (the "OFFERING") for which you will act as the representatives of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of JMP Securities LLC (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract, or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "EXCHANGE ACT") or otherwise dispose of any shares (collectively, a "DISPOSITION") of Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date ninety (90) days, or with respect to Messrs. Sidney A., Hugh, Marc and Lee Miller, the date one hundred twenty (120) days, after the date of the Prospectus (the "LOCK-UP PERIOD"). The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale, or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that included, relates to, or derives any significant part of its value from Securities. The undersigned also agrees and consents to the entry of stop transfer

                                   Exhibit B-1
instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or Securities held by the undersigned except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, of any Common Stock owned either of record or beneficially by the undersigned (other than the shares of Common Stock included in the Offering), including any rights to receive notice of the Offering.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. Nothing in this Lock-up Agreement shall constitute an obligation to purchase shares of Common Stock or Securities of the Company.



---------------------------------------------
Printed Name of Holder

By:
   ------------------------------------------
       Signature


---------------------------------------------
Printed Name of Person Signing
(AND INDICATE CAPACITY OF PERSON SIGNING IF
SIGNING AS CUSTODIAN, TRUSTEE, OR ON BEHALF
OF AN ENTITY)


                                   Exhibit B-2